SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - June 25, 2002
                        ---------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
      -------------------------------------------------------------------
      (as depositor under a certain Pooling and Servicing Agreement dated as of March 31, 2002, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2002-2)
             (Exact Name of Registrant as specified in its charter)



      Delaware                   333-81506-01                   52-2029487
------------------------     ---------------------      -----------------------
(State of Incorporation)     (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AV-1 and A-IO Certificateholders with respect to the June 25, 2002 Distribution Date.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

     The quarterly financial statements for the period ended March 31, 2002 for Ambac Assurance Corporation are incorporated into this report by reference to the Form 10-Q filed by Ambac Financial Group, Inc. with the United States Securities and Exchange Commission on May 13, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By: /s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  June 26, 2002

                                                                         ANNEX A


                                                                     Page 1 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                        Statement to Certificateholders
                                  June 25, 2002
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                             DISTRIBUTION IN DOLLARS
------------------------------------------------------------------------------------------------------------------------
           ORIGINAL        BEGINNING                                                                          ENDING
            FACE           PRINCIPAL                                                 REALIZED   DEFERRED    PRINCIPAL
CLASS       VALUE           BALANCE         PRINCIPAL      INTEREST       TOTAL       LOSSES    INTEREST      BALANCE
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AF1      89,800,000.00    86,857,733.06   2,312,082.48    134,436.47     2,446,518.95     0.00      0.00   84,545,650.58
AF2      32,200,000.00    32,200,000.00           0.00    134,837.50       134,837.50     0.00      0.00   32,200,000.00
AF3      37,700,000.00    37,700,000.00           0.00    181,368.42       181,368.42     0.00      0.00   37,700,000.00
AF4      30,282,000.00    30,282,000.00           0.00    165,011.67       165,011.67     0.00      0.00   30,282,000.00
AV1      97,570,000.00    96,662,130.61   1,246,909.99    159,385.11     1,406,295.10     0.00      0.00   95,415,220.62
R                 0.00             0.00           0.00          0.00             0.00     0.00      0.00            0.00
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
TOTALS  287,552,000.00   283,701,863.67   3,558,992.47    775,039.17     4,334,031.64     0.00      0.00  280,142,871.20
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
------- ---------------- --------------- -------------- ------------- --------------- --------- -------- ---------------
AIO      19,000,000.00    19,000,000.00           0.00     95,000.00        95,000.00     0.00      0.00   19,000,000.00
X       287,553,584.06   284,758,614.96           0.00         13.12            13.12     0.00      0.00  282,241,808.95
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------   --------------------
                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------------------   --------------------
                                                                                                                 CURRENT
                        BEGINNING                                                         ENDING                PASS-THRU
CLASS     CUSIP         PRINCIPAL        PRINCIPAL       INTEREST        TOTAL           PRINCIPAL      CLASS      RATE
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AF1     294754AV8       967.23533474    25.74702094     1.49706537      27.24408630     941.48831381    AF1     1.990000 %
AF2     294754AW6     1,000.00000000     0.00000000     4.18750000       4.18750000   1,000.00000000    AF2     5.025000 %
AF3     294754AX4     1,000.00000000     0.00000000     4.81083342       4.81083342   1,000.00000000    AF3     5.773000 %
AF4     294754AY2     1,000.00000000     0.00000000     5.44916683       5.44916683   1,000.00000000    AF4     6.539000 %
AV1     294754AZ9       990.69519945    12.77964528     1.63354627      14.41319155     977.91555417    AV1     2.120000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
TOTALS                  986.61064319    12.37686565     2.69530092      15.07216656     974.23377754    AIO     6.000000 %
------  ---------  ----------------- ---------------- -------------- --------------- ----------------
------  ---------  ----------------- ---------------- -------------- --------------- ----------------  ------- -----------
AIO     294754BA3     1,000.00000000     0.00000000     5.00000000       5.00000000   1,000.00000000
X       N/A             990.28017992     0.00000000     0.00004563        0.00004563    981.52770334    X       0.000000 %
-----------------------------------------------------------------------------------------------------  -------------------

--------------------------------------------------------------------------------
 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:
                               Robert Wainwright
               JPMorgan Chase Bank - Structured Finance Services
                             450 West 33 st, 14 fl.
                            New York, New York 10001
                              Tel: (212) 946-7551
                       Email: robert.wainwright@chase.com
--------------------------------------------------------------------------------


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 2 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           176,008.48
                                Group I Curtailments                   47,143.92
                                Group I Prepayments                 1,530,417.35
                                Group I Liquidation Proceeds                0.00
                                AF Available Distributable Excess
                                  Spread                              558,512.73

                                Group II Scheduled Principal           60,587.69
                                Group II Curtailments                   3,205.98
                                Group II Prepayments                  699,442.59
                                Group II Liquidation Proceeds               0.00
                                AV-1 Available Distributable Excess
                                  Spread                              483,673.73

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          134,436.47
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          134,837.50
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3          181,368.42
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          165,011.67
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1          159,385.11
                                Unpaid Interest - AV-1                      0.00
                                Remaining Unpaid Interest - AV-1            0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF Available Funds Shortfall          0.00
                                Class AV-1 Available Funds Shortfall        0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    187,611,527.53
                                Group I Ending Pool Balance       185,857,957.78
                                Group II Beginning Pool Balance    97,147,087.43
                                Group II Ending Pool Balance       96,383,851.17

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 3 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                  78,171.47
                                Group II Servicing Fee                 40,477.95

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              59,576.23
                                Group I Recouped Advances Included in
                                  Current Distribution                      0.00
                                Group I Aggregate Amount of Advances
                                  Outstanding                         112,857.30
                                Group II Delinquency Advances Included
                                  in Current Distribution              38,845.05
                                Group II Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                          60,765.45

Section 4.03(a)(ix)     A Group I and Group II Loans Delinquent

                 ---------------------------------------------------------------
                                         Group 1
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance      Percentage
                  0-30 days         204         23,871,116.60           12.84 %
                 31-60 days          17          2,044,586.92            1.10 %
                 61-90 days           4            329,282.33            0.18 %
                  91+days             0                  0.00            0.00 %
                   Total            225         26,244,985.85           14.12 %

                 ---------------------------------------------------------------


                 ---------------------------------------------------------------
                                         Group 2
                 ---------------------------------------------------------------
                 Period          Number       Principal Balance       Percentage
                  0-30 days         51          5,770,997.89            5.99 %
                 31-60 days         11          1,414,744.47            1.47 %
                 61-90 days          3            337,686.30            0.35 %
                   91+days           0                  0.00            0.00 %
                   Total            65          7,523,428.66            7.81 %

                 ---------------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I and Group II Loans in Foreclosure

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00              0.00 %
                                ------------------------------------------------

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 4 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                                 June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I and Group II Loans in REO

                                ------------------------------------------------
                                                    Group 1
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                  0             0.00               0.00 %
                                ------------------------------------------------


                                ------------------------------------------------
                                                    Group 2
                                ------------------------------------------------
                                Number    Principal Balance      Percentage
                                ------------------------------------------------
                                   0            0.00               0.00 %
                                ------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II REO Loans          0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the
                          Three Largest Loans

                                Group I Three Largest Loans         1,387,872.95
                                Group II Three Largest Loans        1,428,981.86

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AF Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AF Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1 Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon
                          Loans w/ Original Terms <= 36 Months 60+ Delinquent

                                Group I Aggregate Principal Balance of
                                  Balloon Loans                             0.00
                                Group II Aggregate Principal Balance of
                                  Balloon Loans                             0.00

Sec. 4.03 (a)(xv),      Loan Losses
(xxii)

                                Group I Current Period Loan Losses          0.00
                                Group I Cumulative Loan Losses              0.00
                                Group II Current Period Loan Losses         0.00
                                Group II Cumulative Loan Losses             0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution to Class AV-1                0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II Number of Loans Repurchased        0.00


[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.

                                                                     Page 5 of 5
--------------------------------------------------------------------------------
                 Equity One Mortgage Pass-Through Trust 2002-2
                                  June 25, 2002
--------------------------------------------------------------------------------

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate      8.83
                                Group II Weighted Average Mortgage Rate     8.65


Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term   241.00
                                Group II Weighted Average Remaining Term  356.00

Sec. 4.03 (a)(xx)       Overcollateralization Amounts

                                Class AF Overcollateralization
                                  Target Amount                     6,649,400.71
                                Class AF Overcollateralization
                                  Amount                            1,130,307.20
                                Class AV-1 Overcollateralization
                                  Target Amount                     6,829,949.47
                                Class AV-1 Overcollateralization
                                  Amount                              968,630.55

Sec. 4.03 (a)(xxi)      Distributable Excess Spread Included in Distribution

                                Class AF Distributable Excess
                                  Spread                              558,512.73
                                Class AV-1 Distributable Excess
                                  Spread                              483,673.73

Sec. 4.03 (a)(xxii)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00

Sec. 4.03 (a)(xxiv)     Cross-Collateralization Amounts

                                Class AF Cross-Collateralization Amount     0.00
                                Class AV-1 Cross-Collateralization Amount   0.00

[JPMORGAN
 LOGO]           Copyright (c) 2001 J.P. Morgan Chase & Co. All rights reserved.